U.S. SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        Date of report February 4, 2003


                              ROYAL PRECISION, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                                     Delaware
                         (State or Other Jurisdiction of
                          Incorporation or Organization)


        0-22889                                            06-1453896
(Commission File Number)                    (I.R.S. Employer Identification No.)


   535 Migeon Avenue, Torrington, CT                        06790
(Address of Principal Executive Offices)                  (Zip code)


                                 (860) 489-9254
              (Registrant's Telephone Number, Including Area Code)



             (Former Name, Former Address and Former Fiscal Year if
                           Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Not applicable.
     (b) Not applicable.
     (c) Exhibits. The following exhibit is furnished as a part of this report:

Exhibit No.
-----------
   99.1             Joint  press  release of Royal  Associates,  Inc.  and Royal
                    Precision,   Inc.  announcing   consummation  of  merger  on
                    February 4, 2003.

ITEM 9. REGULATION FD DISCLOSURE.

     Royal Precision, Inc., on February 4, 2003, consummated the previously announced merger with a subsidiary of Royal Associates, Inc. as a result of which Royal Precision, Inc. is the surviving corporation, the public stockholders of Royal Precision, Inc. will receive payment of $0.10 per share and Royal Precision, Inc. has become a subsidiary of Royal Associates, Inc. Further information is contained in the attached press release.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ROYAL PRECISION, INC.

Date: February 4, 2003                  By: /s/ John C. Lauchnor
                                            ------------------------------------
                                            John C. Lauchnor, its President

                                  EXHIBIT INDEX

                                                                      PAGE IN
                                                                   SEQUENTIALLY
EXHIBIT                                                            NUMBERED COPY
-------                                                            -------------
 99.1     Joint press release of Royal Associates, Inc. and Royal       __
          Precision, Inc. announcing consummation of merger on February 4, 2003.